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                                    FORM T-1



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                            STATEMENT OF ELIGIBILITY

                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                   CORPORATION DESIGNATED TO ACT AS TRUSTEE



                      CHECK IF AN APPLICATION TO DETERMINE

                      ELIGIBILITY OF A TRUSTEE PURSUANT TO

                             SECTION 305(b)(2) |__|





                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)



New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)


One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)


                            APPALACHIAN POWER COMPANY
               (Exact name of obligor as specified in its charter)


Virginia                                                  54-0124790
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


1 Riverside Plaza
Columbus, OH                                              43215
(Address of principal executive offices)                  (Zip code)


                                 -------------


                            Unsecured Debt Securities

                       (Title of the indenture securities)



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1.               General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.


Name                                                    Address


Superintendent of Banks of the             2 Rector Street, New York,
     State of New York                     N.Y.  10006, and Albany, N.Y. 12203


Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                           N.Y.  10045


Federal Deposit Insurance Corporation      Washington, D.C.  20429


New York Clearing House Association        New York, New York   10005



     (b) Whether it is authorized to exercise corporate trust powers.


     Yes.


2.   Affiliations with Obligor.


     If the obligor is an affiliate of the trustee, describe each such affiliation.


     None.


16.  List of Exhibits.


     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).


     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)


     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)


     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)


     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 4th day of October, 2002.


                                   THE BANK OF NEW YORK



                                   By:         /s/ Joseph A. Lloret
                                       ---------------------------------
                                   Name:  Joseph A. Lloret
                                   Title: Assistant Treasurer



                                                                  Exhibit 7


                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                  Dollar Amounts
ASSETS                                              In Thousands
Cash and balances due from
  depository institutions:
  Noninterest-bearing balances
   and currency and coin.........                     $2,850,111
  Interest-bearing balances......                      6,917,898
Securities:
  Held-to-maturity securities....                      1,201,319
  Available-for-sale securities..                     13,227,788
Federal funds sold
  in domestic offices............                      1,748,562
Securities purchased under
  agreements to resell...........                        808,241
Loans and lease financing
  receivables:
  Loans and leases held for sale.                        974,505
  Loans and leases, net of
   unearned
   income...............36,544,957
  LESS: Allowance for loan and
   lease losses.........   578,710
  Loans and leases, net of
   unearned income and
   allowance.....................                     35,966,247
Trading Assets...................                      6,292,280
Premises and fixed assets
  (including capitalized leases).                        860,071
Other real estate owned..........                            660
Investments in unconsolidated
  subsidiaries and associated
  companies......................                        272,214
Customers' liability to this
  bank on acceptances outstanding                        467,259
Intangible assets................
    Goodwill.....................                      1,804,922
    Other intangible assets......                         70,679
Other assets.....................                      4,639,158
Total assets.....................                    $78,101,914
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LIABILITIES
Deposits:
  In domestic offices............                    $29,456,619
  Noninterest-bearing..11,393,028
  Interest-bearing.....18,063,591
  In foreign offices, Edge and
   Agreement subsidiaries, and
   IBFs..........................                     26,667,608
  Noninterest-bearing.....297,347
  Interest-bearing.....26,370,261
Federal funds purchased in
  domestic offices...............                      1,422,522
  Securities sold under
  agreements to repurchase.......                        466,965
Trading liabilities..............                      2,946,403
Other borrowed money:
  (includes mortgage
   indebtedness and obligations
   under capitalized leases).....                      1,844,526
Bank's liability on acceptances
  executed and outstanding.......                        469,319
Subordinated notes and debentures                      1,840,000
Other liabilities................                      5,998,479
Total liabilities................                    $71,112,441
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Minority interet in
  consolidated subsidiaries......                         500,154

EQUITY CAPITAL
Perpetual preferred stock and
  related surplus................                    $         0
Common stock.....................                      1,135,284
Surplus..........................                      1,055,509
Retained earnings................                      4,244,963
Accumulated other comprehensive
  income.........................                        (53,563)
Other equity capital components..                              0
Total equity capital.............                      6,489,319
Total liabilities and equity
  capital........................                    $78,101,914
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      I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true to the best of my knowledge and belief.

                                                          Thomas J. Mastro
                                     Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement or resources and liabiities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                     Directors